                                                Filed Pursuant to Rule 497(??)
                                                Registration File No.: 33-46049


                                    TCW/DW
                                 NORTH AMERICAN
                            GOVERNMENT INCOME TRUST

                                   PROSPECTUS
                               NOVEMBER 25, 1998


TCW/DW North American Government Income Trust (the "Fund") is an open-end, non-diversified management investment company whose investment objective is to earn a high level of current income while maintaining relatively low volatility of principal. The Fund seeks to achieve its investment objective by investing primarily in investment grade fixed-income securities issued or guaranteed by the U.S., Canadian or Mexican governments, or their subdivisions, or agencies or instrumentalities of any of the foregoing. Shares of the Fund are not issued, insured or guaranteed, as to value or yield, by the U.S. or any other government.


Shares of the Fund are sold and redeemed at net asset value. The Fund pays a distribution fee of up to 0.75% of its average daily net assets in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940.


This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated November 25, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


TABLE OF CONTENTS

Prospectus Summary  2

Summary of Fund Expenses  4

Financial Highlights  5

The Fund and its Management  5

Investment Objective and Policies  6

 Risk Considerations  10

Investment Restrictions  16

Purchase of Fund Shares  17

Shareholder Services  18

Repurchases and Redemptions  20

Dividends, Distributions and Taxes  21

Performance Information  22

Additional Information  22


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


                             TCW/DW NORTH AMERICAN
                            GOVERNMENT INCOME TRUST
                             Two World Trade Center
                            New York, New York 10048
                               (212) 392-2550 or
                           (800) 869-NEWS (toll-free)


                  Morgan Stanley Dean Witter Distributors Inc.
                                  Distributor

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                   THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE                The Fund is organized as a Massachusetts business trust, and is an open-end, non-diversified
FUND               management investment company investing primarily in investment grade fixed-income securities issued or guaranteed by the U.S., Canadian or Mexican governments or their subdivisions, or the agencies or instrumentalities of any of the foregoing.

SHARES             Shares of beneficial interest with $0.01 par value (see page 22).
OFFERED

OFFERING           The price of the shares offered by this Prospectus is determined once daily as of 4:00 p.m.,
PRICE              New York time, on each day that the New York Stock Exchange is open, and is equal to the net asset value per share (see page 17).

MINIMUM            The minimum initial investment is $1,000 ($100 if the account is opened through EasyInvestSM);
PURCHASE           minimum subsequent investment is $100 (see page 17).

INVESTMENT         The investment objective of the Fund is to earn a high level of current income while
OBJECTIVE          maintaining relatively low volatility of principal.

MANAGER            Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), is the Fund's
                   manager. The Manager also serves as Manager to ten other investment companies which are advised by TCW Funds Management, Inc. (the "TCW/DW Funds"). The Manager and
                   MSDW Advisors serve in various investment management, advisory, management and administrative capacities to a total of 100 investment companies and other portfolios with assets of approximately $117.3 billion at October 31, 1998.

ADVISER            TCW Funds Management, Inc. (the "Adviser") is the Fund's investment adviser. In addition to the Fund, the Adviser serves as investment adviser to ten other TCW/DW Funds. As of
                   October 31, 1998, the Adviser and its affiliates had approximately $50 billion under management or committed to management in various fiduciary or advisory capacities, primarily from institutional investors.

MANAGEMENT         The Manager receives a monthly fee at the annual rate of 0.39% of daily net assets, scaled
AND ADVISORY       down on assets over $3 billion. The Adviser receives a monthly fee at an annual rate of 0.26%
FEES               of daily net assets, scaled down on assets over $3 billion (see page 5).

DIVIDENDS AND      Dividends are declared and paid monthly. Capital gains distributions, if any, are paid at least
CAPITAL GAINS      once a year or are retained for reinvestment by the Fund. Dividends and any capital gains
DISTRIBUTIONS      distributions are automatically invested in additional shares at net asset value unless the shareholder elects to receive cash (see page 21).

DISTRIBUTOR        The Fund is authorized to reimburse Morgan Stanley Dean Witter Distributors Inc., the
AND                Fund's Distributor, for specific expenses incurred in promoting the distribution of the Fund's
PLAN OF            shares, including personal services to shareholders and maintenance of shareholder accounts,
DISTRIBUTION       in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment
                   Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.75% of the average daily net assets of the Fund (see page 18).

REDEMPTION         Shares are redeemable by the shareholder at net asset value. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account (see page 20).

SPECIAL            The net asset value of the Fund's shares will fluctuate with changes in the market value of its
RISK               portfolio securities. A decline in prevailing interest rates will generally increase the value of
CONSIDERATIONS     fixed-income securities, while an increase in rates usually reduces the value of those securities.
                   The Fund's yield also will vary based on the yield of the Fund's portfolio securities. The Fund may invest in mortgage-backed securities issued in the United States and Canada; these securities have different characteristics than traditional debt securities, primarily in that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time. Certain derivative mortgage-backed securities in which the Fund invests are extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgage assets, and as a result may be highly volatile (see page 11). The Canadian mortgage-backed securities market is of recent origin and is less well developed and less liquid than the U.S. market.
                   The Fund may invest a significant portion of its assets in securities issued and guaranteed by the governments of Canada and Mexico. It should be recognized that the Canadian and Mexican debt securities in which the Fund will invest pose different and greater risks than those customarily associated with
                   U.S. debt securities, including (i) the risks associated with international investments generally, such as fluctuations in foreign currency exchange rates, (ii) the risks of investing in Canada and
                   Mexico, which have smaller, less liquid debt markets, such as limited liquidity, price volatility, custodial and settlement issues, and (iii) specific risks associated with the Mexican economy, including high levels of inflation, large amounts of debt and political and social uncertainties (see page 12). The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940. As a result, a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. However, the Fund intends to continue to qualify as a regulated investment company under the federal income tax laws and, as such, is subject to the diversification requirements of the Internal Revenue Code (see page 12). In addition, the Fund may utilize certain investment techniques, including forward foreign currency exchange contracts, options and futures, and the speculative technique known as leverage through the use of reverse repurchase agreements and dollar rolls, which entail additional risks (see pages 13-16).
































--------------------------------------------------------------------------------
 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

     The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended October 31, 1998.


SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases ............................    None
Maximum Sales Charge Imposed on Reinvested Dividends .................    None
Deferred Sales Charge ................................................    None
Redemption Fees ......................................................    None
Exchange Fee .........................................................    None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management and Advisory Fees .........................................     0.65%
12b-1 Fees* ..........................................................     0.73%
Other Expenses .......................................................     0.31%
Total Fund Operating Expenses ........................................     1.69%

---------
* A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers Inc. ("NASD") guidelines (see "Purchase of Fund Shares").



                                         1 Year   3 Years   5 Years   10 Years
EXAMPLE                                  ------   -------   -------   --------
You would pay the following expenses
on a $1,000 investment, assuming
(1) 5% annual return and (2)
redemption at the end of each time
period:                                   $17       $53       $92       $200

     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

     The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Purchase of Fund Shares--Plan of Distribution" in this Prospectus.

     Long-term shareholders of the Fund may pay more in distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                                                              For the period
                                                                  For the Year ended October 31,               July 31, 1992*
                                                   ---------------------------------------------------------      through
                                                    1998       1997       1996       1995     1994     1993   October 31, 1992
                                                   ------     ------     ------     ------   ------   ------  ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............  $ 8.59     $ 8.39     $ 8.33     $ 8.89   $10.11   $ 9.96      $10.00
                                                   ------     ------     ------     ------   ------   ------      ------
Net investment income ...........................    0.49       0.44       0.47       0.69     0.68     0.77        0.18
Net realized and unrealized gain (loss) .........   (0.05)      0.19       0.04      (0.59)   (1.18)    0.14       (0.05)
                                                   ------     ------     ------     ------   ------   ------      ------
Total from investment operations ................    0.44       0.63       0.51       0.10    (0.50)    0.91        0.13
                                                   ------     ------     ------     ------   ------   ------      ------
Less dividends and distributions from :
 Net investment income ..........................   (0.43)     (0.43)     (0.45)        --    (0.47)   (0.76)      (0.17)
 Net realized gain ..............................      --         --         --         --    (0.02)      --          --
 Paid-in-capital ................................      --         --         --      (0.66)   (0.23)      --          --
                                                   ------     ------     ------     ------   ------   ------      ------
Total dividends and distributions ...............   (0.43)     (0.43)     (0.45)     (0.66)   (0.72)   (0.76)      (0.17)
                                                   ------     ------     ------     ------   ------   ------      ------
Net asset value, end of period ..................  $ 8.60     $ 8.59     $ 8.39     $ 8.33   $ 8.89   $10.11      $ 9.96
                                                   ======     ======     ======     ======   ======   ======      ======
TOTAL INVESTMENT RETURN+ ........................    5.13%      7.80%      6.38%      1.61%   (5.06)%   9.35%       1.28%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................    1.69%(3)   1.65%      1.64%      1.59%    1.52%    1.54%       1.80%(2)
Net investment income ...........................    5.52%      5.18%      5.71%      8.28%    6.85%    7.78%       8.36%(2)
SUPPLEMENTAL DATA :
Net assets, end of period, in millions ..........  $  150     $  212     $  351     $  658   $1,360   $2,986      $  762
Portfolio turnover rate .........................       8%        --         13%        44%      27%      77%          2%(1)

-------------------
 *    Commencement of operations.
 + Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.01%.


THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

      TCW/DW North American Government Income Trust (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on February 19, 1992.

      Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

      The Manager acts as manager to ten other TCW/DW Funds. The Manager and MSDW Advisors act in various investment management, advisory, management and administrative capacities to a total of 100 investment companies, twenty-eight of which are listed on the New York Stock Exchange, with combined assets of approximately $112.9 billion as of October 31, 1998. MSDW Advisors also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $4.4 billion at such date.

      The Fund has retained the Manager to manage its business affairs, supervise its overall day-to-day operations (other than providing investment advice) and provide all administrative services.

      TCW Funds Management, Inc. (the "Adviser"), whose address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is the Fund's investment adviser. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of TCW. The Adviser serves as investment adviser to ten other TCW/DW Funds in addition to the Fund. As of October 31, 1998, the Adviser and its affiliated companies had approximately $50 billion under man-agement or committed to management, primarily from institutional investors.

      The Fund has retained the Adviser to invest the Fund's assets.

      The Fund's Trustees review the various services provided by the Manager and the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


      As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.39% to the Fund's net assets up to $3 billion, scaled down to 0.36% on assets over $3 billion. As compensation for its investment advisory services, the Fund pays the Adviser monthly compensation calculated daily by applying an annual rate of 0.26% to the Fund's net assets up to $3 billion, scaled down to 0.24% on assets over $3 billion. For the fiscal year ended October 31, 1998, the Fund accrued total compensation to the Manager and the Adviser amounting to 0.39% and 0.26%, respectively, of the Fund's average daily net assets. During that period, the Fund's total expenses amounted to 1.69% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

      The investment objective of the Fund is to earn a high level of current income while maintaining relatively low volatility of principal. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.

      The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in investment grade fixed-income securities issued or guaranteed by the U.S., Canadian or Mexican governments or their subdivisions, or the agencies or instrumentalities of any of the foregoing ("Government Securities"). In the case of the United States and Canada, a substantial portion of such investments will be fixed rate and adjustable rate mortgage-backed securities, including collateralized mortgage obligations ("Mortgage-Backed Securities"). The term investment grade consists of fixed-income securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality by the Adviser. Investments in securities rated either Baa by Moody's or BBB by S&P may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a fixed-income security held by the Fund is rated BBB or Baa and is subsequently downgraded by a rating agency, the Fund will retain such security in its portfolio until the Adviser determines that it is practicable to sell the security without undue market or tax consequences to the Fund. In the event that such downgraded securities constitute 5% or more of the Fund's total assets, the Adviser will seek to sell immediately sufficient securities to reduce the total to below 5%. A description of fixed-income security ratings is contained in the Appendix to the Statement of Additional Information.

      The Fund may invest up to 35% of its total assets in securities which are not Government Securities, including corporate debt securities and securities backed by other assets, such as automobile or credit card receivables and home equity loans ("Asset-Backed Securities"), and money market instruments, which are short-term (maturities of up to thirteen months) fixed-income securities, issued by private institutions. Such securities (except for Eurodollar certificates of deposit) must be issued by U.S., Canadian or Mexican issuers and (except for money market instruments) must be rated at least Aa by Moody's or AA by S&P or, if not rated, determined to be of comparable quality by the Adviser.

      The Fund expects that under normal circumstances the market value dollar weighted average life (or period until the next reset date) of the Fund's portfolio securities will be no greater than three years. In addition, the Fund will purchase only Mexican Government Securities with remaining maturities of one year or less. The Fund seeks to achieve relatively low volatility by investing in a portfolio of securities which the Adviser believes will, in the aggregate, be resistant to significant fluctuations in market value. Although the values of fixed-income securities generally increase during periods of declining interest rates and decrease during periods of increasing interest rates, the extent of these fluctuations has historically generally been smaller for short term securities than for securities with longer maturities. Conversely, the yield available on shorter term securities has also historically been lower on average than that available from longer term securities.

      Under normal circumstances the Fund will invest at least 50% of its total assets in U.S. Government Securities. The Fund will invest no more than 25% of its total assets in Canadian Government Securities and no more than 25% of its total assets in Mexican Government Securities. Subject to the foregoing guidelines, the Adviser will invest the Fund's assets, and allocate its investments from time to time among U.S., Canadian and Mexican Government Securities, based on its analysis of market conditions and changes in general economic conditions in the United States, Canada and Mexico. In such analysis, the Adviser will consider various factors, including its expectations regarding interest rate changes and changes in currency exchange rates among the U.S. dollar, the Canadian dollar and the Mexican peso, as well as general market, economic and political factors, to attempt to take advantage of favorable investment opportunities in each country.

      Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

      In an effort to increase investment return or to hedge the Fund's portfolio, the Fund may engage in various investment techniques, including reverse repurchase agreements, dollar rolls, purchasing and selling call and put options, entering into futures contracts and related options, purchasing securities on a when-issued, delayed delivery or forward commitment basis and lending portfolio securities (see "Other Investment Policies" below).

      There may be periods during which, in the opinion of the Adviser, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in U.S. money market instruments or cash.


GOVERNMENT SECURITIES

      The Fund will invest at least 65% of its total assets in Government Securities. Government Securities are securities issued or guaranteed by the governments of the United States, Canada or Mexico, their political subdivisions and agencies and instrumentalities of any of the foregoing. Such securities may include U.S. Treasury securities, U.S. Mortgage-Backed Securities, the sovereign debt of Canada or any of its Provinces, Canadian Mortgage-Backed Securities, and the sovereign debt of Mexico or any of its government agencies.

      A portion of the Government Securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis.

      The zero coupon securities in which the Fund may invest are primarily Canadian Government Securities with remaining maturities of two years or less issued by Canadian provinces. Such securities generally are currently readily available only in the form of zero coupon securities.

      A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. However, the Fund will invest in zero coupon securities only when the Adviser believes that there will be cash in the Fund's portfolio representing return of principal on portfolio securities of the Fund at least equal to the imputed income on the zero coupon securities. The Adviser believes that a limited use of zero coupon securities in the Fund's portfolio may enable the Fund to increase the income available to shareholders (as a result of the yield premium often obtainable on such securities) without significantly increasing the volatility of the Fund's net asset value, although there is no assurance this can be achieved. The Fund intends to limit its use of zero coupon securities (other than Treasury bills with one year or less to maturity) to 10% of its total assets.



UNITED STATES GOVERNMENT SECURITIES

      Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities include: (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the United States and which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S.

Treasury bonds (generally maturities of greater than ten years); and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed Mortgage-Backed Securities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association direct pass-through certificates), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association). The U.S. Government may also guarantee other debt obligations of special purpose borrowers.



CANADIAN GOVERNMENT SECURITIES

      Canadian Government Securities include securities issued or guaranteed by the Government of Canada, the Government of a Province of Canada or their agencies and Crown corporations. These securities may be denominated or payable in U.S. dollars or Canadian dollars.

      The Bank of Canada, acting on behalf of the federal government, is responsible for the distribution of Government of Canada Treasury bills and federal bond issues. The Bank of Canada holds weekly auctions of Treasury bills (maturities of one year or less) and offers new issues of federal bonds through investment dealers and banks. An offering of Government of Canada bonds frequently consists of several different issues with various maturity dates, representing different segments of the yield curve and generally having maturities ranging from three to 25 years. The Bank of Canada usually purchases a previously announced amount of each offering of bonds. Mortgage-Backed Securities issued pursuant to the program established under the National Housing Act of Canada are also Canadian Government Securities because they benefit from a guarantee by the Canada Mortgage and Housing Corporation, but are not distributed by the Bank of Canada.

      All Canadian Provinces have outstanding bond issues and several Provinces also guarantee bond issues of Provincial authorities, agencies and provincial Crown corporations. Spreads in the marketplace are determined by various factors, including the relative supply and the rating assigned by the rating agencies. Most Provinces also issue treasury bills.

      Many municipalities and municipal financial authorities in Canada raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government Securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the Provincial bond market.

      The Fund will only invest in Canadian Government Securities which are rated at least A by Moody's or S&P, or, if not rated, are determined to be of comparable quality by the Adviser.



MEXICAN GOVERNMENT SECURITIES

      Mexican Government Securities include those securities which are issued or guaranteed by the Mexican Treasury or by Mexican government agencies or instrumentalities. These securities may be denominated and payable in Mexican pesos or U.S. dollars.

      The debt market in Mexico began to develop rapidly after the promulgation of the Securities Market Law in 1975. Since 1975, the government has authorized a range of Mexican government issued debt securities, all of which are traded on the Mexican Stock Exchange: (i) Cetes--peso-denominated discount debt securities having maturities of two years or less sold through auctions regulated by Banco de Mexico; (ii) Bondes--peso-denominated long-term development bonds sold through auctions regulated by Banco de Mexico; (iii) Ajustabonos--peso-denominated bonds with a fixed coupon rate on a variable face amount which is adjusted in proportion to fluctuations in the Mexican consumer price index; and (iv) Nafinsa Pagares--peso denominated promissory notes, with maturities approximating those of Cetes, issued by the Nacional Financiera (Nafinsa), an agency of the Mexican government.

      In addition, a variety of other special purpose bonds are issued by the Mexican federal government or its agencies, such as development bonds, bank indemnity bonds and urban renovation bonds, as well as bank development bonds and industrial development bonds.

      The Fund will only invest in Mexican Government Securities which are rated at least Baa by Moody's or BBB by S&P or, if not rated, are determined to be of comparable quality by the Adviser.



MORTGAGE-BACKED SECURITIES

      Mortgage-Backed Securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term Mortgage-Backed Securities as used herein includes adjustable rate mortgage securities and derivative mortgage products such as collateralized mortgage obligations, stripped Mortgage-Backed Securities and other products described below.



U.S. MORTGAGE-BACKED SECURITIES

      There are currently three basic types of U.S. Mortgage-Backed Securities:
(i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal

National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement. The latter category of Mortgage-Backed Securities are not considered Government Securities for purposes of this Prospectus.

      The mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so. Each of GNMA, FNMA and FHLMC guarantee timely distribution of interest to certificate holders. GNMA and FNMA also guarantee timely distribution of scheduled principal payments. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loans.

      The Fund may also invest in adjustable rate mortgage securities, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.

      Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The Fund may invest in collateralized mortgage obligations or "CMOs." CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs. The Fund may invest without limitation in CMOs.

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

      The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed Securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters and Stripped Mortgage-Backed Securities as described below, may be higher than prevailing market yields on Mortgage-Backed Securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

      The Fund may invest up to 10% of its total assets in inverse floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as the LIBOR (London Inter-Bank Offered
Rate) Index. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floaters exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets. The Adviser believes that, notwithstanding the fact that inverse floaters exhibit price volatility, the use of inverse floaters as a component of the Fund's overall portfolio, in light of the Fund's anticipated portfolio composition in the aggregate, is compatible with the Fund's objective to earn a high level of current income while maintaining relatively low volatility of principal.

      The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

      Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities are derivative multiclass mortgage securities. Stripped Mortgage-Backed Securities may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

      Stripped Mortgage-Backed Securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. A common type of Stripped Mortgage-Backed Securities will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated Aaa by Moody's or AAA by S&P.

      The Fund may purchase Stripped Mortgage-Backed Securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. The Fund's management understands that the staff of the Securities and Exchange Commission considers privately issued Stripped Mortgage-Backed Securities representing interest only or principal only components of U.S. Government or other debt securities to be illiquid securities. The Fund will treat such securities as illiquid so long as the staff maintains such position. Stripped Mortgage-Backed Securities issued by the U.S. Government or its agencies, and which are backed by fixed-rate mortgages, will be treated as liquid provided they are so determined by, or under procedures approved by, the Board of Trustees. The Fund may not invest more than 15% of its net assets in illiquid securities.

CANADIAN MORTGAGE-BACKED SECURITIES

      Canadian Mortgage-Backed Securities may be issued in several ways, the most common of which is a modified pass-through vehicle issued pursuant to the program established under the National Housing Act of Canada. Certificates issued pursuant to this program have some structural similarities to GNMA securities and benefit from the guarantee of the Canada Mortgage and Housing Corporation, a federal Crown corporation that is (except for certain limited purposes) an agent of the Government of Canada.

      Canadian private issuers such as banks and trust companies also issue Mortgage-Backed Securities backed by private insurance or other forms of credit support. Such Mortgage-Backed Securities are not considered Government Securities for purposes of this Prospectus.

      While most Canadian Mortgage-Backed Securities are subject to voluntary prepayments, some pools are not subject to such prepayments and thus have yield characteristics similar to bonds.

      As the Canadian Mortgage-Backed Securities market was only recently established, it is less well developed and less liquid than its U.S. counterpart.

RISK CONSIDERATIONS

      The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted, in particular movements in interest rates and, with respect to foreign currencies, currency exchange rates. A decline in prevailing interest rates generally increases the value of fixed-income securities, while an increase in rates usually reduces the value of those securities. (The Fund's yield also will vary based on the yield of the Fund's portfolio securities.)

      Mortgage-Backed Securities. Mortgage-Backed Securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Fund may invest a portion of its assets in derivative Mortgage-Backed Securities such as Stripped Mortgage-Backed Securities which are highly sensitive to changes in prepayment and interest rates. The Adviser seeks to manage these risks (and potential benefits) by investing in a variety of such securities.

      Mortgage-Backed Securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to Mortgage-Backed Securities.

      Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

      The Fund may invest in mortgage derivative securities, such as CMOs, the average life of which is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

      The Fund's investments in mortgage derivative securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. Government Securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. However, as stated above, the Fund will invest in CMOs issued by private entities only if the CMOs are rated at least AA by S&P or Aa by Moody's or, if unrated, are determined to be of comparable quality. Also, a number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class. In addition, as stated above, inverse floaters, a class of CMOs in which the Fund may invest up to 10% of its net assets, exhibit greater price volatility than the majority of CMOs.


CURRENCY RISKS

      Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange among the currencies of the United States, Canada and Mexico will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

      Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.


RISKS OF INTERNATIONAL INVESTING

      Investments in foreign securities will occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign securities are not subject to the regulatory requirements of U.S. securities and, as such, there may be less publicly available information about such securities. Moreover, issuers of foreign securities are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to issuers of U.S. securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

      Canada. The Canadian debt securities market is significantly smaller than the U.S. debt securities market. In particular, the Canadian Mortgage-Backed Securities market is of recent origin, and, although continued growth is anticipated, is less well developed and less liquid than its U.S. counterpart.

      Mexico. Because the Fund intends to invest in Mexican debt instruments, investors in the Fund should be aware of certain special considerations associated with investing in debt obligations of the Mexican government.

      The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican debt obligations, including those in which the Fund invests. Mexico is currently a major debtor nation (among developing countries) to commercial banks and foreign governments.

      The value of the Fund's portfolio investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent rates of inflation which have exceeded the rates of inflation in the U.S. and Canada. The Fund can provide no assurance that future developments in the Mexican economy will not impair its investment flexibility, operations or ability to achieve its investment objective.

      In September, 1982, Mexico imposed foreign exchange controls and maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. Under economic policy initiatives implemented since December, 1987, the Mexican government introduced a schedule of gradual devaluation of the controlled rate which initially amounted to an average depreciation of the Mexican peso against the U.S. dollar of one Mexican peso per day. The extended initiatives included an adjustment in the scheduled devaluation rate of the Mexican peso against the U.S. dollar. The Fund's net asset value and its computation and distribution of income to its shareholders will be adversely affected by continued reductions in the value of the Mexican peso relative to the U.S. dollar because all Fund assets must be converted to U.S. dollars prior to any distributions to shareholders. On December 22, 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the U.S. dollar.

      Non-Diversified Status. The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "Act"), and as such is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer (other than U.S. Government Securities) and, (ii) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer (other than U.S. Government Securities) and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

      Debt securities which are issued or guaranteed by an agency or instrumentality of the United States, including certificates issued by GNMA, are treated like U.S. Government Securities for purposes of the diversification tests. However, securities issued or guaranteed by foreign governments, their political subdivisions, agencies and instrumentalities, including Canadian NHA Mortgage-Backed Securities, are not treated like U.S. Government Securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard, securities issued or guaranteed by a foreign government, its political subdivisions, agencies or instrumentalities may in certain circumstances be treated as issued by a single issuer for purposes of these diversification tests. Thus, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, the Fund will be required to diversify its portfolio of Canadian Government Securities and Mexican Government Securities in a manner which would not be necessary if the Fund limited its investments to U.S. Government Securities.

      Year 2000. The management services provided to the Fund by the Manager, the investment advisory services provided to the Fund by the Adviser and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Manager, the Adviser, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

      In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

      The risks of other investment techniques which may be utilized by the Fund, including options and futures transactions, are described under "Other Investment Policies," below.

OTHER INVESTMENT POLICIES

Asset-Backed Securities. The Fund may invest in Asset-Backed Securities. Asset-Backed Securities represent the securitization techniques used to develop Mortgage-Backed Securities applied to a broad range of other assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.

      Asset-Backed Securities involve certain risks that are not posed by Mortgage-Backed Securities, resulting mainly from the fact that Asset-Backed Securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

New instruments and variations of existing Mortgage-Backed Securities and Asset-Backed Securities continue to be developed. The Fund, following revision to this Prospectus, may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objective and policies and applicable regulatory requirements.

      Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities, from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase.

      While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

      Reverse Repurchase Agreements and Dollar Rolls. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

      Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. The Fund does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 25% of the Fund's total assets.

      Private Placements. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

      The Securities and Exchange Commission has adopted Rule 144A under the Securites Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Funds net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

      When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of when-issued or delayed delivery securities and forward commitments. The Fund's ability to enter into such transactions is not otherwise limited, but the Fund expects that under normal circumstances no more than 15% of the Fund's total assets will be so invested.

      When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


Forward Foreign Currency Exchange Contracts

      The Fund may engage in transactions in forward foreign currency exchange contracts. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

      The Fund may enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in either the Canadian dollar or Mexican peso ("foreign currency"), it may, for example, desire to "lock in" the price of the security in U.S. dollars, Canadian dollars or Mexican pesos. At other times, when, for example, the Adviser believes that the Canadian dollar or the Mexican peso may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or pesos, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency.

      If the Fund enters into forward contract transactions, and the currency in which the Fund's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. Currently, only a limited market exists for certain hedging transactions in future foreign exchange rates. This may limit the Fund's ability to effectively hedge its investments in Mexico.


Options and Futures Transactions

      The Fund may engage in transactions involving options on securities and currencies and futures contracts on securities, currencies and indexes, each as described below.

      Options. The Fund may purchase and sell (write) call and put options on U.S. Treasury notes, bonds and bills and on the Canadian dollar or Mexican peso which are or may in the future be listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar, the Canadian dollar and the Mexican peso, without limit, in order to aid it in achieving its investment objective. The Fund may also write covered put options; however, the aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Fund's net assets.

      The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions. There are no other limits on the Fund's ability to purchase call and put options.

      Futures Contracts. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any Canadian or Mexican government fixed-income security ("interest rate" futures), on the Canadian or Mexican currencies ("currency" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's Investment Grade Corporate Bond Index ("index" futures). The Fund will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices.

      The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

      New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

      Risks of Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

      Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities, currency or interest rate markets are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include (a) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, as well as securities and/or currency markets; (b) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (c) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (d) the possible absence of a liquid secondary market for any particular instrument at any time; and (e) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

PORTFOLIO MANAGEMENT

      The Fund's portfolio is actively managed by the Adviser with a view to achieving the Fund's investment objective. Philip A. Barach and Jeffrey E. Gundlach, Group Managing Directors of the Adviser, and James M. Goldberg and Frederick H. Horton, Managing Directors of the Adviser, are the Fund's primary portfolio managers, and, with the exception of Mr. Horton, have been so since the Fund's inception. Mr. Horton has been a primary portfolio manager since December, 1994. Messrs. Barach, Gundlach, Goldberg and Horton have each been portfolio managers with affiliates of TCW for over five years.

      In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Manager, and others regarding economic developments and interest rate trends, and the Adviser's own analysis of factors it deems relevant.

      Brokerage commissions are not normally charged on the purchase or sale of U.S., Canadian or Mexican Government Securities, but such transactions generally involve costs in the form of spreads between bid and asked prices. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Manager or Adviser. In addition, the Fund may incur brokerage commissions on transactions conducted through such affiliates. Under normal circumstances it is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 100% in any one year.

      Except as specifically noted, all investment policies and practices discussed in this Prospectus are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The investment restrictions listed below are among the restrictions that have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

      The Fund may not:

          1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in Mortgage-Backed Securities (unless it has adopted a temporary "defensive" posture). This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

          2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to Mortgage-Backed Securities or Asset-Backed Securities or to any obligation of the United States Government, its agencies or instrumentalities.

          3. Purchase or sell commodities or commodities contracts except that the Fund may purchase and sell financial futures contracts and related options thereon.

      In addition, as a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.


PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

      The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Manager, shares of the Fund are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan Stanley Dean Witter & Co., and others (which may include TCW Brokerage Services, an affiliate of the Adviser) which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

      The minimum initial purchase is $1,000 and subsequent purchases of $100 or more may be made by sending a check, payable to TCW/DW North American Government Income Trust, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303, or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative. The minimum initial purchase in the case of investments through EasyInvestSM, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

      Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they may benefit from the temporary use of the funds where payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions.

      Sales personnel of a Selected Broker-Dealer are compensated for shares of the Fund sold by them by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase order.


DETERMINATION OF NET ASSET VALUE

      The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

      In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors). For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

      Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what the pricing service believes is the fair valuation of such portfolio securities.

      Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


PLAN OF DISTRIBUTION

      The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act with the Distributor whereby the expenses of certain activities and services, including personal services to shareholders and maintenance of shareholder accounts, in connection with the distribution of the Fund's shares are reimbursed. The principal activities and services which may be provided by DWR, its affiliates or any other Selected Broker-Dealer under the Plan include:
(1) compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements. Reimbursements for these services will be made in monthly payments by the Fund, which will in no event exceed an amount equal to a payment at the annual rate of 0.75% of the Fund's average daily net assets. A portion of the amount payable pursuant to the Plan, which may not exceed 0.25% of the Fund's average daily net assets, is characterized as a service fee within NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts. Expenses incurred pursuant to the Plan in any fiscal year in excess of 0.75% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. The Fund accrued $1,299,994 to the Distributor pursuant to the Plan for the fiscal year ended October 31, 1998. This is an accrual at the annual rate of 0.73% of the Fund's average daily net assets.


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

      Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end TCW/DW Fund), unless the shareholder requests that they be paid in cash.

      Investment of Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date.

      EasyInvestSM. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Repurchases and Redemptions -- Involuntary Redemption").

      Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders whose shares of TCW/DW Funds have an aggregate value of $10,000 or more. Shares of any Fund from which redemptions will be made pursuant to the Plan must have a value of $1,000 or more (referred to as a "SWP Fund"). The required share values are determined on the date the shareholder establishes the Withdrawal Plan. The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Funds' shares, on an annualized basis. Any applicable contingent deferred sales charge ("CDSC") will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Fund account, based on the share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first and continuing with shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

      A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Fund.

      Prior to adding an additional SWP Fund to an existing Withdrawal Plan, the required $10,000/$1,000 shares values must be met, to be calculated on the date the shareholder adds the additional SWP Fund. However, the addition of a new SWP Fund will not change the account value for the 12% CDSC waiver for the SWP Funds already participating in the Withdrawal Plan.

      Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

      Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about any of the above services.

      Tax Sheltered Retirement Plans. Retirement plans are available for use by the self-employed, eligible Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax advisor.

      For further information regarding plan administration, custodial fees and other details, investors should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.


EXCHANGE PRIVILEGE

      An "Exchange Privilege," that is, the privilege of exchanging shares of certain Funds for shares of the Fund, exists whereby shares of TCW/DW Funds that are multiple class funds ("TCW/DW Multi-Class Funds") may be exchanged for shares of the Fund and for shares of five money market funds for which MSDW Advisors serves as investment manager: Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter U.S. Government Money Market Trust, Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax-Free Daily Income Trust and Morgan Stanley Dean Witter New York Municipal Money Market Trust (the foregoing six funds, including the Fund, are hereinafter collectively referred to as "Exchange Funds"). Shares of the Exchange Funds received in an exchange for shares of a TCW/DW Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a TCW/DW Multi-Class Fund or for shares of one of the other Exchange Funds.

      An exchange to the Fund is on the basis of the next calculated net asset value per share of the Fund after the exchange order is received. When exchanging into a money market fund, shares of the TCW/DW Multi-Class Fund are redeemed at their next calculated net asset value and exchanged for shares of the money market fund at their net asset value determined the following business day. Ultimately, any applicable contingent deferred sales charge ("CDSC") will have to be paid upon redemption of shares originally purchased from a Class of a TCW/DW Multi-Class Fund that imposes a CDSC. During the period of time the shares originally purchased from a Class of a TCW/DW Multi-Class Fund that imposes a CDSC remain in the Exchange Fund, the holding period (for the purpose of determining the rate of CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a TCW/DW Multi-Class Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a TCW/DW Multi-Class Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a TCW/DW Multi-Class Fund. In the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares (see "Purchase of Fund Shares--Plan of Distribution" in the respective Exchange Fund prospectus for a description of Exchange Fund 12b-1 distribution fees). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

      Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund, each of the other TCW/DW Funds and each of the money market funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any other TCW/DW Funds or money market funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares pledged in the margin account.

      The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of any shareholder holding a share ceritificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

      If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Funds for which the Exchange Privilege is available by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

      Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience in the past with other funds managed by the Manager.

      Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about the Exchange Privilege.


REPURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

      Repurchases. DWR and other Selected Broker-Dealers are authorized to repurchase, as agent for the Fund, shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after such repurchase order is received by DWR or the other Selected Broker-Dealer. The offers by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth below under "Redemptions."

      Redemptions. Shares of the Fund can be redeemed for cash at any time at net asset value per share next determined. If shares are held in a shareholder's account at the Transfer Agent without a share certificate, a written request for redemption must be sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next determined as described under "Purchase of Fund Shares--Determination of Net Asset Value" after it receives the request, and certificate, if any, in good order. Any redemption request received after such determination will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted. With regard to shares of the Fund acquired pursuant to the Exchange Privilege, any applicable contingent deferred sales charge will be imposed upon the redemption of such shares (see "Purchase of Fund Shares--Exchange Privilege").

      Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than DWR or another Selected Broker-Dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

      Payment for Shares Repurchased or Redeemed. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.

      Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

      Involuntary Redemption. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder 60 days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      Dividends and Distributions. The Fund intends to pay monthly income dividends and to distribute net capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

      The Fund may, at times, make payments from sources other than net investment income, net realized short-term capital gains and net realized long-term capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.

      Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior calendar year.

      All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

      Taxes. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

      Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior calendar year.

      Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. It is not anticipated that any portion of the Fund's distributions will be eligible for the dividends received deduction to corporate shareholders.

      After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes.

      To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy. Shareholders who are not citizens or residents of, or entities organized in, the United States may be subject to withholding taxes of up to 30% on certain payments received from the Fund.

      Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

      The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax advisor.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and yield of the Fund is computed by dividing the net investment income of the Fund over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.

      The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over one, five and ten years or the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the assets of the Fund, and all expenses incurred by the Fund, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

      In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations(such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

      The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

      Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

      Code of Ethics. The Adviser is subject to a Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics, as it pertains to the TCW/DW Funds, contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of personal investment transactions to ensure that personal transactions by employees are not being conducted at the same time as the Adviser's clients;
(b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black-out period" prior or subsequent to a TCW/DW Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a TCW/DW Fund; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application. The Adviser's Code of Ethics complies with regulatory requirements and, insofar as it relates to persons associated with registered investment companies, the 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

      Litigation. Several class action lawsuits, which have been consolidated, were instituted in 1995 in the United States District Court, in New York, against the Fund, some of its Trustees and officers, its underwriter and Distributor, the Adviser, the Manager, and other defendants, by certain shareholders of the Fund. The consolidated amended complaint asserts claims under the Securities Act of 1933 and generally alleges that the defendants made inadequate and misleading disclosures in the prospectuses for the Fund, in particular as such disclosures relate to the nature and risks of the Fund's investments in mortgage-backed securities and Mexican securities. The plaintiffs also challenge as excessive certain fees paid by the Fund. Damages are sought in an unspecified amount. All defendants moved to dismiss the consolidated amended complaint, and on May 8, 1996 the motions to dismiss were denied. The defendants moved for reargument, and on August 28, 1996 the Court issued a second opinion which granted the motion to dismiss in part. The Court also certified a plaintiff class pursuant to the Federal Rules of Civil Procedure. On December 4, 1996, the defendants filed a renewed motion to dismiss which was denied by the Court on November 20, 1997. The Adviser and the Manager believe that the litigation will not have a material adverse effect on their ability to perform under their respective agreements with the Fund or a material adverse effect on the Fund and its shareholders.

      Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

TCW/DW NORTH AMERICAN
GOVERNMENT INCOME TRUST
Two World Trade Center
New York, New York 10048


TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern


OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and
General Counsel

Philip A. Barach
Vice President

James M. Goldberg
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer


CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286


TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


MANAGER
Morgan Stanley Dean Witter Services Company Inc.


ADVISER
TCW Funds Management, Inc.